UNITED STATES

SECRUITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

 (Amendment No.___)

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Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

Attn: Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

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 STONE HARBOR EMERGING MARKETS INCOME FUND

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

(Each a “Fund,” and collectively, the “Funds”)

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 8, 2019

To the Shareholders of the Funds:

Notice is hereby given that the Joint Annual Meeting of Shareholders (the “Meeting”) of the Funds will be held at 31 West 52nd Street, New York, New York 10019, on Friday, March 8, 2019, at 3:00 p.m. Eastern Time, for the following purposes:

1.	Shareholders of the Stone Harbor Emerging Markets Income Fund are being asked to elect two (2) Trustees;

2.	Shareholders of the Stone Harbor Emerging Markets Total Income Fund are being asked to elect two (2) Trustees; and

3.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on January 8, 2019 has been fixed as the record date for the determination of shareholders entitled to a notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN A FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Boards of Trustees of:
Stone Harbor Emerging Markets Income Fund
Stone Harbor Emerging Markets Total Income Fund

/s/ Peter J. Wilby
Peter J. Wilby
President

January 30, 2019

[Page Left Intentionally Blank]

STONE HARBOR EMERGING MARKETS INCOME FUND (EDF)

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND (EDI)

(Each a “Fund” and collectively, the “Funds”)

JOINT ANNUAL MEETING OF SHAREHOLDERS

January 30, 2019

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the Funds (each a “Board” and together, the “Boards”) for use at the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) to be held at 31 West 52nd Street, New York, New York 10019, on Friday, March 8, 2019, at 3:00 p.m. Eastern Time, and at any adjournments thereof.

This Proxy Statement and the accompanying materials were mailed to shareholders on or about January 30, 2019.

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about January 30, 2019 of the Notice of Joint Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Funds and by officers, employees and agents of Computershare Shareowner Services, LLC (“Computershare”), the Funds’ transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Funds’ administrator, Stone Harbor Investment Partners LP (“Stone Harbor” or the “Investment Adviser”), the Funds’ investment adviser, or by affiliates of Computershare, ALPS and Stone Harbor. The Funds have engaged Computershare to assist in the tabulation of proxies. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. Under the terms of the engagement, Computershare will be providing a web site for the dissemination of these proxy materials and tabulation services. The expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Funds. The Funds also will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ Common Shares (as defined below).

EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE APPLICABLE FUND AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203, BY CALLING 1-866-390-3910 OR VIA THE INTERNET AT WWW.SHIPLPCEF.COM.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Common Shares represented thereby will be voted “FOR” the nominee for Trustee(s) identified herein, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the applicable Fund at c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies, with no notice to shareholders other than announcement at the Meeting. A shareholder vote may be taken on the proposals described in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment for the Meeting will require the affirmative vote of a majority of those Common Shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” any nominee in favor of such adjournment and will vote those proxies which “withheld authority” with respect to each nominee against such adjournment.

The close of business on January 8, 2019 has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

Each Fund has one class of capital stock: Common Shares (“Common Shares”). The holders of Common Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date, the following number of Common Shares were outstanding for each Fund:

Fund	Common Shares Outstanding
Stone Harbor Emerging Markets Income Fund	16,191,293.6050
Stone Harbor Emerging Markets Total Income Fund	9,704,303.6050

PROPOSALS 1 and 2
ELECTION OF NOMINEES
TO EACH FUND’S BOARD OF TRUSTEES

Nominees for Stone Harbor Emerging Markets Income Fund’s Board of Trustees

The EDF Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the EDF Fund. Each nominee is currently a Trustee of the EDF Fund. Messrs. McLendon and Marchak have been nominated by the Board for election to a three-year term to expire at the EDF Fund’s 2022 Annual Meeting of Shareholders or in each case until their successors are duly elected and qualified.

Proposal	Class	Expiration of Term if Elected
Independent Trustees(1)/Nominees
Heath B. McLendon	Class II	2022 Annual Meeting
Glenn Marchak	Class II	2022 Annual Meeting

(1)	An “Independent Trustee,” and collectively the “Independent Trustees,” are Trustees whom are not “interested persons,” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Nominees for Stone Harbor Emerging Markets Total Income Fund’s Board of Trustees

The EDI Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the EDI Fund. Each nominee is currently a Trustee of the EDI Fund. Messrs. Sheehan and Speca have been nominated by the Board for election to a three-year term to expire at the EDI Fund’s 2022 Annual Meeting of Shareholders or in each case until their successors are duly elected and qualified.

Proposal	Class	Expiration of Term if Elected
Independent Trustees/Nominees
Patrick Sheehan	Class III	2022 Annual Meeting
Bruce Speca	Class III	2022 Annual Meeting

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Trustee’s/Nominee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for current Trustees and for each Nominee that warrant their consideration as a Trustee candidate to the Board of Trustees of each Fund, which is structured as an individual investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

Trustee/Nominee Name	Experience, Qualifications, Attributes and/or Skills for Board Membership
Alan Brott, Independent Trustee	Significant experience on the Board of Trustees of Stone Harbor Investment Funds, the Funds and/or other business organizations; academic experience; significant public accounting experience, including significant experience as a partner at a public accounting firm.
Thomas K. Flanagan, Interested Trustee[1]	Significant experience on the Board of Trustees of Stone Harbor Investment Funds and the Funds. Significant experience in the financial industry, including as a portfolio manager and member of an Investment Policy Committee; other financial and academic experience.
Heath B. McLendon, Independent Trustee, Nominee (for EDF Fund)	Significant experience on the Board of Trustees of Stone Harbor Investment Funds, the Funds and/or other business organizations; executive experience in the mutual fund industry.

Trustee/Nominee Name	Experience, Qualifications, Attributes and/or Skills for Board Membership
Glenn Marchak, Independent Trustee, Nominee (for EDF Fund)	Significant experience on the Board of Trustees of Stone Harbor Investment Funds and the Funds and as a member of the boards of other registered investment companies. Executive and portfolio management experience in the financial, investment management and mutual fund industries and/or other business organizations. Public accounting experience.
Patrick Sheehan, Independent Trustee, Nominee (for EDI Fund)	Significant experience on the Board of Trustees of Stone Harbor Investment Funds, the Funds and/or other business organizations; experience in the financial industry, including executive and portfolio management experience.
Bruce Speca, Independent Trustee, Nominee (for EDI Fund)	Significant experience on the Board of Trustees of Stone Harbor Investment Funds, the Funds, and as a member of the boards of other registered investment companies. Executive and portfolio management experience in the financial, investment management and mutual fund industries.

[1]	An “Interested Trustee” is a Trustee who is an interested person of the Funds (as defined in the 1940 Act).

Additional information regarding each Trustee’s/Nominee’s current age, principal occupations and other directorships, if any, held is provided in the table below.

Additional Information About Each Trustee/Nominee

The table below sets forth the names, addresses and years of birth of the Trustees/Nominees, the year each was first elected or appointed to office with respect to the Funds, if applicable, their term of office, their principal business occupations during at least the last five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Trustee/Nominee and other directorships of public companies held by each Trustee/Nominee. Each Trustee holds office until the expiration of the term of the relevant class and the election and qualification of his successor, or until he sooner dies, resigns, retires or is disqualified or removed from office.

INTERESTED TRUSTEE/NOMINEE

Name and Year of Birth(1)	Position(s) Held with the Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Thomas K. Flanagan(3) Birth Year: 1953 EDF: Class I EDI: Class I	Chairman of the Board; Trustee	Trustee: EDF: Since 2012 EDI: Since 2012 Term Expires: EDF: 2021 EDI: 2020	From April 2006 to December 2018, Portfolio Manager and other senior management positions at Stone Harbor.	11	Stone Harbor Investment Funds

INDEPENDENT TRUSTEES/NOMINEES

Name and Year of Birth(1)	Position(s) Held with the Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Alan Brott Birth Year: 1942 EDF: Class I EDI: Class I	Chairman of the Audit Committee; Trustee	Trustee: EDF: Since 2010 EDI: Since 2012 Term Expires: EDF: 2021 EDI: 2020	Columbia University - Associate Professor, 2000-2017; Consultant, 1991-Present.	11	Stone Harbor Investment Funds, Grosvenor Registered Multi-Strategy Fund and Grosvenor Hedge Fund Guided Portfolio Solution, Man FRM Alternative Multi-Strategy Fund, Excelsior Private Markets Funds (2 funds), UST Global Private Markets and NB CrossRoads Private Markets Funds (3 funds)
Heath B. McLendon Birth Year: 1933 EDF: Class II EDI: Class II	Trustee/Nominee	Trustee: EDF: Since 2010 EDI: Since 2012 Term Expires: EDF: 2019 (2022, if elected) EDI: 2021	Retired since 2006; formerly Citigroup - Chairman of Equity Research Oversight Committee.	11	Stone Harbor Investment Funds
Patrick Sheehan Birth Year: 1947 EDF: Class III EDI: Class III	Trustee/Nominee	Trustee: EDF: Since 2010 EDI: Since 2012 Term Expires: EDF: 2020 EDI: 2019 (2022, if elected)	Retired since 2002; formerly, Citigroup Asset Management-Managing Director and Fixed Income Portfolio Manager.	11	Stone Harbor Investment Funds

Name and Year of Birth(1)	Position(s) Held with the Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Glenn Marchak Birth Year: 1956 EDF: Class II EDI: Class II	Trustee/Nominee	Trustee: EDF: Since 2015 EDI: Since 2015 Term Expires: EDF: 2019 (2022, if elected) EDI: 2021	Consultant and Private Investor.	11	Stone Harbor Investment Funds, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.
Bruce Speca Birth Year: 1956 EDF: Class III EDI: Class III	Trustee	Trustee: EDF: Since 2016 EDI: Since 2016 Term Expires: EDF: 2020 EDI: 2019 (2022, if elected)	Trustee, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds November 2011-Present.	11	Stone Harbor Investment Funds, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds

(1)	The business address of each Trustee and Officer of the Funds is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	The term “Fund Complex” as used herein includes the Funds and the following registered investment companies in addition to the Funds: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Blend Fund and Stone Harbor 500 Plus Fund.
(3)	Mr. Flanagan is an interested person of the Funds (as defined in the 1940 Act) (an “Interested Trustee”) because of his prior position with the Investment Adviser.

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Funds	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President and Chief Executive Officer	EDF: Since 2010 EDI: Since 2012	Co-portfolio manager of the Funds; since December 2018, Co-Chief Investment Officer of Stone Harbor; from April 2006 to December 2018, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer - North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.

Name and Year of Birth(1)	Position(s) Held with the Funds	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Pablo Cisilino 1967	Executive Vice President	EDF: Since 2010 EDI: Since 2012	Co-portfolio manager of the Funds; since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.
James E. Craige 1967	Executive Vice President	EDF: Since 2010 EDI: Since 2012	Co-portfolio manager of the Funds; since December 2018, Co-Chief Investment Officer of Stone Harbor; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.
David Griffiths 1964	Executive Vice President	EDF: Since 2010 EDI: Since 2012	Co-portfolio manager of the Funds; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; joined Salomon Brothers Asset Management Limited in 1993.
David A. Oliver 1959	Executive Vice President	EDF: Since 2010 EDI: Since 2012	Co-portfolio manager of the Funds; since June 2008, Portfolio Manager of Stone Harbor; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.
William Perry 1962	Executive Vice President	EDF: Since 2012 EDI: Since 2012	Co-portfolio manager of the Funds; since September 2012, Portfolio Manager of Stone Harbor; from August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.

Name and Year of Birth(1)	Position(s) Held with the Funds	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
David Scott 1961	Executive Vice President	EDF: Since 2010 EDI: Since 2012	Co-portfolio manager of the Funds; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; joined Salomon Brothers Asset Management Limited in 1983.
Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	EDF: Since 2014 EDI: Since 2014	Since February 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, various positions at Citigroup Asset Management.
Adam J. Shapiro 1963	Chief Legal Officer and Secretary	EDF: Since 2010 EDI: Since 2012	Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.
Jeffrey S. Scott 1959	Chief Compliance Officer and Assistant Secretary	EDF: Since 2010 EDI: Since 2012	Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2005 to March 2006, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2005, Chief Compliance Officer, Salomon Brothers Asset Management Inc.
Amanda Suss 1969	Treasurer	EDF: Since 2014 EDI: Since 2014	Since July 2011, Senior Finance Associate of Stone Harbor; from 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; From April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.

Name and Year of Birth(1)	Position(s) Held with the Funds	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Vilma V. DeVooght 1977	Assistant Secretary	EDF: Since 2015 EDI: Since 2015	Senior Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011.
Erich Rettinger 1985	Assistant Treasurer	EDF: Since 2016 EDI: Since 2016	Fund Controller, since 2013, and Fund Accountant, 2007 to 2013, ALPS Fund Services, Inc.

(1)	The business address of each Trustee and Officer of the Funds is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

Beneficial Ownership of Common Shares Held in each Fund and in all Funds in the Family of Investment Companies for Each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities held in the Funds and on an aggregate basis for all funds overseen in the Family of Investment Companies (as defined below) overseen by each Trustee.

	Dollar Range(1) of Equity Securities Held in:
Name of Trustee/Nominee	Stone Harbor Emerging Markets Income Fund(2)	Stone Harbor Emerging Markets Total Income Fund(2)	Aggregate Dollar Range of Equity Securities Held in All Funds in the Family of Investment Companies(3)
Alan Brott	$10,001-$50,000	$10,001 - $50,000	$50,001-$100,000
Heath B. McLendon	$10,001-$50,000	$50,001 - $100,000	Over $100,000
Patrick Sheehan	$10,001-$50,000	$0	$10,001-$50,000
Thomas K. Flanagan	Over $100,000	Over $100,000	Over $100,000
Glenn Marchak	$0	$0	$0
Bruce Speca	$0	$0	$0

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2018. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	Ownership amount constitutes less than 1% of the total Common Shares outstanding.
(3)	The term “Family of Investment Companies” as used herein includes the Funds and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Blend Fund and Stone Harbor 500 Plus Fund.

Trustee Transactions with Fund Affiliates

As of December 31, 2018, none of the Trustees whom are not “interested persons”, as defined in the 1940 Act (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in the Investment Adviser, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Investment Adviser or any of its affiliates. In addition, since December 1, 2016, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Investment Adviser or any affiliate of the Investment Adviser was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Trustees for each Fund for the periods indicated below. Trustees and officers of the Funds who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Funds for performing the duties of their office.

	Aggregate Compensation Paid From EDI for the Fiscal Year Ended November 30, 2018	Aggregate Compensation Paid From EDF for the Fiscal Year Ended November 30, 2018	Total Compensation From the Funds and Fund Complex Paid to Trustees*
Alan Brott	$4,372.40	$6,934.47	$89,000
Heath B. McLendon	$4,126.76	$6,544.89	$84,000
Patrick Sheehan	$4,126.76	$6,544.89	$84,000
Glenn Marchak	$4,126.76	$6,544.89	$84,000
Bruce Speca	$4,126.76	$6,544.89	$84,000
Thomas K. Flanagan	$0	$0	$0

*	Represents the total compensation paid to such persons by the Fund Complex during the fiscal year ended November 30, 2018. The term “Fund Complex” as used herein includes the Funds and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Blend Fund, and Stone Harbor 500 Plus Fund.

The Stone Harbor Fund Complex pays each Independent Trustee an aggregate fee of $84,000 per year and $250 for each additional meeting (after the four quarterly meetings) of the Board of Trustees in which that Trustee participated. In addition, if an Independent Trustee attends more than eight in-person meetings in any rolling 12-month period, the Independent Trustee will receive $2,500 per in-person meeting starting with the ninth meeting. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as Chair. These fees are allocated over the Stone Harbor Fund Complex based on the average net assets of each fund in the Fund Complex, except that fees for additional meetings may be allocated to specific funds if the additional meetings relate only to such funds. Interested Trustees are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Funds do not receive compensation from a Fund for performing the duties of their office.

During the fiscal year ended November 30, 2018, the Boards of the Funds met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Board Structure and Leadership

The Boards of the Funds consist of six Trustees, five of whom are Independent Trustees. The Chairman of the Board, Thomas K. Flanagan, was employed by the Investment Adviser as a portfolio manager up until December of 2018. Mr. Flanagan is an Interested Trustee because of his recent prior position with the Investment Adviser. As noted above, the Trustees meet periodically throughout the year to oversee each Fund’s activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance. The Boards each also have an Audit Committee and a Nominating Committee, each of which is composed exclusively of all of the Independent Trustees.

Neither Fund has a lead Independent Trustee. However, because much of each Board’s work is done at the Board (rather than the Committee) level, and because all of the Independent Trustees are members of the Audit and Nominating Committees, each Trustee participates in the full range of the Boards’ oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Boards, the relatively small number of funds in the complex, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Boards periodically review their leadership structure, including the role of the Chairman. The Boards also complete an annual self-assessment during which they review their leadership and committee structure and consider whether the structure remains appropriate in light of the Funds’ current operations. Each Board believes that its leadership structure, including having an Interested Trustee as Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the Investment Adviser’s role in the operation of each Fund’s business; (ii) the fact that the Independent Trustees are represented by counsel independent of the Investment Adviser; (iii) the extent to which the work of the Board is conducted by all of the Independent Trustees; and (iv) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of each Fund.

Risk Management

The Boards’ role is one of oversight, rather than active management. This oversight extends to each Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Funds. For example, the Investment Adviser is primarily responsible for management of each Fund’s investment risks. The Boards have not established a formal risk oversight committee. However, much of the regular work of each Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing each Fund, including those involving conflicts of interest, how management identifies and monitors these risks on an ongoing basis, how management develops and implements controls to mitigate these risks, and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Boards receive a wide range of reports on each Fund’s activities from the Investment Adviser and administrator, including regarding each Fund’s investment portfolio, the compliance of each Fund with applicable laws, and each Fund’s financial accounting and reporting. The Boards also meet quarterly with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and each Fund’s internal compliance policies and procedures and meets with the Funds’ Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for each Fund. The Boards also meet periodically with the Funds’ portfolio managers to receive reports regarding the management of the Fund, including its investment risks.

Audit Committee

Each Audit Committee’s primary purposes, in accordance with its written charter, are to assist the respective Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each Fund, the qualifications and independence of each Fund’s independent registered public accounting firm and each Fund’s compliance with legal and regulatory requirements relating to the Fund’s Financial Reporting and internal controls. The Audit Committee reviews the scope of each Fund’s audits, each Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of each Fund for their approval, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Investment Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting and makes a determination about whether the provision of the foregoing services is compatible with maintaining the independence of each Fund’s independent registered public accountant. Each Audit Committee’s members, all of whom are Independent Trustees, are: Alan Brott, Heath B. McLendon, Patrick Sheehan, Glenn Marchak and Bruce Speca.

The Audit Committees act in accordance with the Audit Committee charter (the “Charter”) that was most recently reviewed and approved by the Funds’ Boards of Trustees on April 18, 2018. The Charter is available at the Funds’ website, www.shiplpcef.com. Mr. Brott has been appointed as Chair of the Audit Committees. The Audit Committees are responsible for assisting the Boards of Trustees of the Funds in fulfilling their oversight responsibilities relating to accounting and financial reporting policies and practices of each Fund, including, but not limited to: the adequacy of the Funds' accounting and financial reporting processes, policies and practices; the integrity of each Fund's financial statements; the adequacy of the Funds' overall systems of internal controls; each Fund's compliance with legal and regulatory requirements; the qualification and independence of the Funds' independent registered public accounting firm; and the review of the report required to be included in the Funds' annual proxy statement by the rules of the U.S. Securities and Exchange Commission (the “SEC”). The Audit Committees are also required to prepare an audit committee report to be included in the Funds’ annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. It is the responsibility of the Funds’ service providers to maintain appropriate systems for accounting and internal control, and the Funds’ independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Funds’ independent registered public accounting firm is ultimately accountable to the Funds’ Boards of Trustees and Audit Committees, as representatives of each Fund’s shareholders. The Funds’ independent registered public accounting firm reports directly to the Audit Committees.

The Audit Committee of the Board of each Fund met four times during the Funds’ fiscal year ended November 30, 2018.

Based on the findings of the Audit Committees, the Boards have determined that Mr. Brott is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and has accounting or related financial management expertise as required by the New York Stock Exchange (the “NYSE”) Listing Standards.

Audit Committee Report

In performing its oversight function, at a meeting held on January 23, 2019, the Audit Committee of the Board of each Fund reviewed and discussed with management of each Fund and each Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of each Fund as of and for the fiscal year ended November 30, 2018 and discussed the audit of such financial statements with Deloitte.

In addition, the Audit Committees discussed with Deloitte the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committees by Deloitte required by the Statement of Auditing Standards No. 61, as amended or superseded (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the PCAOB in Rule 3200T. The Audit Committees also received from Deloitte the written disclosures and letters required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committees concerning independence, and has discussed with Deloitte, Deloitte’s independence.

The members of the Audit Committees are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Moreover, the Audit Committees rely on and make no independent verification of the facts presented to them or representations made by management or Deloitte. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on their consideration of the audited financial statements and the discussions referred to above with management and Deloitte, and subject to the limitations on the responsibilities and role of the Audit Committees set forth in the Charter and those discussed above, the Audit Committees recommended to the Board of Trustees of each Fund that each Fund’s audited financial statements be included in each Fund’s Annual Report for the fiscal year ended November 30, 2018.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND’S BOARD OF TRUSTEES

Alan Brott, Chairman
Heath B. McLendon
Patrick Sheehan
Glenn Marchak
Bruce Speca

January 23, 2019

Nominating Committee

Each Fund’s Nominating Committee’s primary purpose is to canvass, recruit, interview, solicit and nominate Trustees. Each Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Shareholders wishing to nominate a candidate for the Board must follow the procedures, abide by the timelines, submit the information and otherwise follow the requirements set forth in the Funds’ Bylaws. Each Nominating Committee’s members, all of whom are Independent Trustees, are: Alan Brott, Heath B. McLendon, Patrick Sheehan, Glenn Marchak and Bruce Speca. The Nominating Committee of the Boards of each Fund met once during the Funds’ fiscal year ended November 30, 2018. The Nominating Committees do not have a written charter.

Compensation Committee

The Funds do not have a compensation committee. Due to the small size of the Boards, the fact that much of each Board’s work is done at the Board (rather than the committee) level, that the Funds’ officers are paid by their respective employers and not by the Funds, and that the Independent Trustees review compensation arrangements for the Independent Trustees and submit their recommendations to the full Boards of Trustees, the Boards believe that it is appropriate not to have a separate compensation committee.

Other Board Related Matters

The Funds do not require Trustees to attend the Annual Meeting of Shareholders.

REQUIRED VOTE

Stone Harbor Emerging Markets Income Fund

The election of each of the listed nominees for Trustee of the Stone Harbor Emerging Markets Income Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at the Meeting, if a quorum is present. Quorum for purposes of the transaction of business at a shareholder meeting is thirty percent (30%) of the outstanding shares of the Fund.

Stone Harbor Emerging Markets Total Income Fund

The election of each of the listed nominees for Trustee of the Stone Harbor Emerging Markets Total Income Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at the Meeting, if a quorum is present. Quorum for purposes of the transaction of business at a shareholder meeting is thirty percent (30%) of the outstanding shares of the Fund.

EACH FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE “FOR” THE ELECTION OF A FUND’S RESPECTIVE NOMINEES.

The following table shows the ownership as of December 31, 2018 of Common Shares of each Fund by each Trustee and each Fund’s principal executive officer and principal financial officer (each an “Executive Officer” and together, the “Executive Officers”). Each Trustee and Executive Officer and all Trustees and Executive Officers as a group owned less than 1% of each Fund’s outstanding shares as of December 31, 2018.

Trustees and Executive Officers Name & Address(1)	EDF	EDI
Alan Brott	3,255	3,112
Heath B. McLendon	3,887	4,107
Patrick Sheehan	2,730	0
Thomas K. Flanagan	12,054	9,735
Glenn Marchak	0	0
Bruce Speca	0	0
Peter J. Wilby*	63,281	48,726
Thomas M. Reynolds*	0	0
All Trustees and Executive Officers as a group	85,207	65,680

*	Mr. Wilby is the Principal Executive Officer of each Fund. Mr. Reynolds is the Principal Financial Officer of each Fund.
(1)	The business address for each Trustee and officer of each Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

5% or Greater Shareholders

EDF
Common Shares	Percentage of Shares Held	Total Shares Owned
N/A

EDI
Common Shares(1)	Percentage of Shares Held	Total Shares Owned
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	21.28%	2,052,636 (a)
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(1)	The table above shows 5% or greater shareholders’ ownership of Common Shares as of January 8, 2019. The information contained in this table is based on Schedule 13G filings made on or before January 8, 2019.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte, 555 17th Street, 36th Floor, Denver, Colorado 80202, has been selected to serve as each of the Stone Harbor Emerging Markets Income Fund’s and Stone Harbor Emerging Markets Total Income Fund’s independent registered public accounting firm for each Fund’s fiscal year ending November 30, 2019. Deloitte acted as each Fund’s independent registered public accounting firm for the Funds’ fiscal year ended November 30, 2018. Neither Fund knows of any direct financial or material indirect financial interest of Deloitte in the respective Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services - EDF

The following table sets forth the aggregate fees billed by Deloitte for the EDF Fund’s last two fiscal years as a result of professional services rendered for:

(1)	Audit Fees for professional services provided by Deloitte for the audit of the EDF Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2)	Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the EDF Fund’s financial statements and are not reported under “Audit Fees”;

(3)	Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4)	All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2018	For the Year Ended November 30, 2018
$67,900	$69,500	$0	$0	$5,720	$5,555	$0	$0

Principal Accounting Fees and Services - EDI

The following table sets forth the aggregate fees billed by Deloitte for the EDI Fund’s last two fiscal years and “stub” period as a result of professional services rendered for:

(1)	Audit Fees for professional services provided by Deloitte for the audit of the EDI Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2)	Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the EDI Fund’s financial statements and are not reported under “Audit Fees”;

(3)	Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4)	All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2018	For the Year Ended November 30, 2018
$67,900	$69,500	$0	$0	$5,720	$5,555	$0	$0

The Funds’ Audit Committee Charter requires that the Audit Committees pre-approve all audit and permitted non-audit services to be provided by the independent registered public accountant to a Fund and all non-audit services to be provided by the independent registered public accountant to the Investment Adviser and the relevant Fund’s service providers controlling, controlled by or under common control with the Investment Adviser (“affiliates”) that provide on-going services to a Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the relevant Fund. The Audit Committees may delegate their responsibility to pre-approve any such audit and permissible non-audit services to the respective Chairman of the Audit Committee and the Chairman of the Audit Committee must report his decision(s) to such Audit Committee at its next regularly scheduled meeting after the Audit Committee Chairman’s pre-approval of such services. The Audit Committees may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committees’ pre-approval responsibilities to other persons (other than the Investment Adviser or the relevant Fund’s officers). Pre-approval by the Audit Committees of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, the Investment Adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by a Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the applicable Audit Committee and approved by such Audit Committee or Audit Committee Chairman prior to the completion of the audit. All of the audit and non-audit-related and tax services described above for which Deloitte billed the Funds for the fiscal years ended November 30, 2018 and November 30, 2017 were pre-approved by the Audit Committees.

The Investment Adviser and Administrator

Stone Harbor Investment Partners LP is the investment adviser for each Fund, and its business address is 31 West 52nd Street, 16th Floor, New York, New York 10019.

ALPS Fund Services, Inc. is the administrator for each Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that each Fund’s officers and Trustees, officers and Directors of the Investment Adviser, affiliated persons of the Investment Adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s shares file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, the Funds believe that during each Fund’s fiscal year ended November 30, 2018, all Section 16(a) filing requirements applicable to the Funds’ officers, Trustees and greater than 10% beneficial owners were complied with.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of each Fund’s quorum.

Shareholders of each Fund will be informed of the voting results of the Meeting in the Funds’ Semi-Annual Report dated May 31, 2019.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of each Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with the Boards of Trustees

Shareholders may mail written communications to a Fund’s Board, to committees of such Board or to specified individual Trustees in care of the Secretary of the relevant Fund, 31 West 52nd Street, 16th Floor, New York, New York 10019. All shareholder communications received by the Secretary will be forwarded promptly to the relevant Board, the relevant Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Funds’ proxy statement and form of proxy for the annual meeting of shareholders to be held in 2019 should have been received by the Secretary of the relevant Fund no later than December 16, 2018. To submit a shareholder proposal for a Fund’s 2020 annual meeting for inclusion in the Fund’s proxy statement and form of proxy, a shareholder is required to send a Fund a notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the 1934 Act by October 2, 2019. In addition, pursuant to each Fund’s By-Laws, a shareholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2020 annual meeting not less than forty-five (45) nor more than sixty (60) days prior to the first anniversary date of the date on which a Fund first mailed its proxy materials for the prior year’s annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2020 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the relevant Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
31 West 52nd Street,
New York, New York 10019
on March 8, 2019
at 3:00 p.m.(Eastern time)

Please detach at perforation before mailing.

STONE HARBOR EMERGING MARKETS INCOME FUND
PROXY FOR A JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 8, 2019

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Allyson Burg, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor Emerging Markets Income Fund (the "Fund") which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held at 31 West 52nd Street, New York, New York 10019 on Friday, March 8, 2019 at 3:00 p.m. (Eastern time) (the "Meeting"), and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
EDF_30395_011019

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on March 8, 2019.
The Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/alp-30395

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

A Proposal **THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.**

1. Election of two Nominees for Trustee:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Heath B. McLendon 02. Glenn Marchak	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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xxxxxxxxxxxxxx EDF 30395 M xxxxxxxx